united states

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2013

Astoria Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11967	11-3170868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 327-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders (the “Meeting”) of Astoria Financial Corporation (the “Company”) was held on May 15, 2013. As of the record date, there were a total of 98,911,526 shares of common stock outstanding and entitled to vote at the Meeting. At the Meeting 90,001,724 shares of common stock were represented in person or by proxy, therefore a quorum was present. The following proposals were submitted by the Board of Directors to a vote of security holders and the final results of the voting on each proposal is noted below.

Proposal 1 – Election of Directors

The following three directors were nominated to serve for three-year terms expiring at the annual meeting of shareholders to be held in 2016, or when their successors are otherwise duly elected and qualified. The three directors having received the requisite vote of a plurality of the shares represented in person or by proxy and entitled to vote, as indicated below, were elected to serve as directors of the Company.

Directors	Votes For	Withheld	Abstain	Broker Non-Votes
John R. Chrin	70,700,739	8,722,568	0	10,578,417
John J. Corrado	75,370,361	4,052,946	0	10,578,417
Brian M. Leeney	76,021,218	3,402,089	0	10,578,417

The following director was nominated to serve for a two-year term expiring at the annual meeting of shareholders to be held in 2015, or when her successor is otherwise duly elected and qualified. The director named below having received the requisite vote of a plurality of the shares represented in person or by proxy and entitled to vote, as indicated below, was elected to serve as a director of the Company.

Director	Votes For	Withheld	Abstain	Broker Non-Votes
Patricia M. Nazemetz	75,386,935	4,036,372	0	10,578,417

Proposal 2 – Approval, on a non-binding basis, of the compensation of the Company’s named executive officers.

The non-binding vote to approve the compensation of the Company’s named executive officers was approved by the requisite vote of a majority of the shares represented in person or by proxy and entitled to vote, as indicated below.

Votes For	Votes Against	Abstain	Broker Non-Votes
60,054,349	17,361,301	2,007,657	10,578,417

Proposal 3 – The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm.

The ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2013 was approved by the requisite vote of a majority of the shares represented in person or by proxy and entitled to vote, as indicated below.

Votes For	Votes Against	Abstain	Broker Non-Votes
83,459,833	5,143,121	1,398,770	0

Item 8.01.	Other Events.

At the Annual Meeting of Shareholders, Monte N. Redman, President and Chief Executive Officer of the Company, made a presentation to shareholders which included, among other things, a review of financial results and trends for 2012 and through the period ended March 31, 2013. A copy of the presentation material is attached hereto as exhibit 99.1 and is also available on the company’s investor relations website, http://ir.astoriafederal.com.

The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1	Slide presentation dated May 15, 2013.

signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTORIA FINANCIAL CORPORATION

By:	/s/ Peter J. Cunningham
Peter J. Cunningham
First Vice President and
Director of Investor Relations

Dated: May 15, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	Slide presentation dated May 15, 2013.